As filed with the Securities and Exchange Commission

                               on January 10, 2001

                        Securities Act File No. 333-51378

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / x /

       Pre-Effective Amendment No. / / Post-Effective Amendment No. 1 /X/

                              KEMPER TOTAL RETURN FUND
                 (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               (Address of Principal Executive Offices) (Zip Code)

                                Philip J. Collora
                            Kemper Total Return Fund
                            222 South Riverside Plaza
                             Chicago, Illinois 60606
                     (Name and Address of Agent for Service)

                                 (312) 781-1121
                  (Registrant's Area Code and Telephone Number)

                                    with copies to:

      Caroline Pearson, Esq.                      Joseph R. Fleming, Esq.
      Zurich Scudder Investments, Inc.            Dechert
      Two International Place                     Ten Post Office Square - South
      Boston, MA 02110-4103                       Boston, MA  02109-4603

                  Approximate Date of Proposed Public Offering:
           It is proposed that this filing will become effective immediately upon filing pursuant to Rule 485(b).

                      Title of Securities Being Registered:
                 Shares of Beneficial Interest ($.01 par value)
            of Kemper Total Return Fund, a series of the Registrant

No filing fee is required because the Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

         This Post-Effective Amendment No. 1 to this Registration Statement on Form N-14 (the "Registration Statement") is being filed for the purpose of incorporating by reference into Part B of the Registration Statement the Registrant's Annual Report to Shareholders for the fiscal year ended October 31, 2000. Other than Exhibit B to Part A, which is filed herewith, information required in the Proxy Statement/Prospectus is incorporated by reference to Part A of the Registrant's Registration Statement on Form N-14 filed with the Commission on December 6, 2000.

                                   EXHIBIT B
       MANAGEMENT'S DISCUSSION OF KEMPER TOTAL RETURN FUND'S PERFORMANCE

PERFORMANCE UPDATE

[LANGBAUM  PHOTO]
LEAD PORTFOLIO MANAGER GARY A. LANGBAUM HAS BEEN A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. SINCE 1988. LANGBAUM IS A CHARTERED FINANCIAL ANALYST AND HAS MORE THAN 30 YEARS OF EXPERIENCE IN EQUITY RESEARCH AND PORTFOLIO MANAGEMENT.

[MCCORMICK PHOTO]
PORTFOLIO MANAGER TRACY MCCORMICK IS A MANAGING DIRECTOR AND HAS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE. MCCORMICK FOCUSES HER CONTRIBUTIONS ON THE EQUITY PORTION OF THE PORTFOLIO. PORTFOLIO MANAGER ROBERT CESSINE, A MANAGING DIRECTOR WITH THE FIRM, WITH NEARLY 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE, CONTRIBUTES TO THE MANAGEMENT OF THE BOND PORTION OF THE PORTFOLIO. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

THE MANAGEMENT TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER TOTAL RETURN FUND MET THE MARKET VOLATILITY CHALLENGES HEAD-ON DURING THE ANNUAL PERIOD BY POSTING A SOLID RETURN. BELOW, LEAD PORTFOLIO MANAGER GARY LANGBAUM DISCUSSES HOW THE PORTFOLIO'S BALANCED STOCK AND BOND ALLOCATIONS ALLOWED THE FUND TO GENERATE POSITIVE PERFORMANCE WHILE MINIMIZING RISK.

Q BEFORE YOU REVIEW KEMPER TOTAL RETURN FUND'S PERFORMANCE, WILL YOU PROVIDE US WITH AN OVERVIEW OF THE MARKET CLIMATE DURING THE ANNUAL PERIOD?

A The 12-month period ended October 31, 2000, was a challenging time characterized by large swings in the market. From the beginning of this period through the first few months of 2000, we saw technology issues drive robust market growth. Advances in the tech sector -- specifically in semiconductors and wireless communications -- and an active initial public offering (IPO) market drove this performance. At first, many investors continued to ride high with tech stocks, even as concern over Y2K mounted. The tech-dominated market maintained strength as Y2K came and went and as the Federal Reserve Board continued to increase interest rates. However, after the market peaked in February, there was a sharp correction in growth and technology issues as investors began reexamining the sustainability of the revenue and earnings growth rates as well as the high price-to-earnings multiples (P/E) of many technology issues, and more specifically Internet-related stocks. No tech names were immune from the correction's domino-like effect, although some rebounded more quickly than others.

Spooked by the correction, many investors moved into nontech, large-cap names, which was good news for more defensive areas of the market. Value stocks gained some ground on growth stocks during this period on fears about the more aggressive Fed policy and the continued concerns over high valuations of tech stocks. But some growth areas with more defensive characteristics also benefited, such as select pharmaceuticals and financial services. Surprisingly, big discount retail names that historically perform well during this type of market posted disappointing returns on the heels of the correction.

The market has shown some signs of rebounding, but economic data suggest that the Fed has succeeded in slowing the economy. As the one-year period came to a close, the market remained volatile as performance continued to broaden beyond tech names.

Q HOW DID THE FUND PERFORM DURING THIS ONE-YEAR PERIOD? HOW DID THIS PERFORMANCE COMPARE WITH ITS BENCHMARKS?

A Kemper Total Return Fund gained 6.52 percent (Class A shares, unadjusted for any sales charges), outperforming the S&P 500 stock index which was up 6.08 percent. The fund slightly trailed its typical peer -- the average return for the Lipper Balanced Fund category was 7.88 percent -- lagging due to its higher equity exposure in a challenging market and its greater exposure to growth stocks versus value names.

When comparing fund returns with the all-equity S&P 500 stock index, it is important to keep in mind that Kemper Total Return Fund is a balanced fund. Balanced funds invest in both stocks and bonds. During the annual period, we did not change the portfolio's asset allocation mix -- the fund generally held 65 percent of its assets in stocks. The remaining 35 percent was invested in a core bond portfolio that included a mix of high-grade and high-yield corporate bonds, as well as U.S. Treasury and agency bonds. For comparison purposes, you should also examine the Lehman Brothers Government/ Corporate Bond index*, which rose
7.13 percent for the annual period.

* THE LEHMAN BROTHERS GOVERNMENT/ CORPORATE BOND INDEX IS AN UNMANAGED INDEX COMPRISING INTERMEDIATE- AND LONG-TERM GOVERNMENT AND INVESTMENT-GRADE CORPORATE DEBT SECURITIES. SOURCE IS LIPPER, INC. AS OF 10/31/00.

Q  WHAT EFFECT DID THE FUND'S BALANCED APPROACH HAVE ON PERFORMANCE?

A As you know, Kemper Total Return Fund seeks both capital growth and current income. To pursue these goals, we combine stocks and bonds in a single portfolio. Stocks generally have a higher return potential but also tend to be more volatile. Bonds, meanwhile, typically offer a lower level of return but also carry a lower degree of risk compared with stocks. Because the fund provides exposure to both stocks and bonds, our shareholders' eggs aren't all in one basket. If stocks falter, bond returns may partially offset the losses.

  The fund performed as it was designed to during this type of volatile market climate and protected principal. Early in the period, stocks -- particularly technology stocks -- dramatically outperformed everything else. Our significant bond position, while appropriate for this balanced fund, limited gains in comparison with all-equity funds. As the market shifted in March and many stocks fell, the fund's bond position limited losses. Since then, the bond portion of the portfolio has made a significant contribution to fund performance as weakness in the equity markets broadened. Overall, our balanced stock and bond allocation allowed us to post positive returns while minimizing downside risk.

Q  HOW DID RISING INTEREST RATES IMPACT PORTFOLIO PERFORMANCE?

A Rising interest rates have had an impact on the fund. However, that impact was not all negative; the portfolio's mixture of stocks and bonds once again assisted in limiting fund losses usually associated with rising rates.

  Bond market returns for the 12 months were generally positive across the board. Early in the period, as interest rates rose, bonds struggled, but as rates began to level off, bonds staged a rally. This exemplifies the inverse relationship between bonds and interest rates. Typically, when interest rates rise, the prices of bonds fall. As the equity markets corrected, investors gravitated to investments that provided more security. Government bonds posted the best performance, up 8 percent. High-grade and high-yield corporate bonds also posted positive returns. The bond portion of the portfolio did what it was supposed to -- it tempered volatility and mitigated losses as the stock market tumbled.

  Although many stocks were adversely affected by the correction in the equity market, some stocks benefited from rate hikes. We chose to focus on financial stocks that are less sensitive to rate movements, such as brokerage and diversified financial firms Morgan Stanley Dean Witter, Marsh & McLennan and Merrill Lynch. These types of firms benefited from a strong IPO market and an overall healthy economy. But weakness in the financials subsector could be found in banks, which suffered because of investor concern that bank loan business would decline as rates rose. The portfolio had a below-average position in these types of interest-rate-sensitive stocks, however, so overall, the fund benefited from its stake in the financial sector.

Q  WILL YOU EXPLAIN YOUR STOCK SELECTION PROCESS?

A We understand that investors choose Kemper Total Return Fund for its quality-focused approach. Accordingly, within our stock allocation, we favor established, large-cap growth domestic companies with excellent fundamentals, strong earnings-growth potential and reasonable stock prices. We are currently not invested in small-cap stocks (under $1 billion in market capitalization) and have minimal exposure in mid-cap stocks (between $1 billion and $5 billion in market capitalization). The portfolio has virtually no foreign stock exposure, although we do have the ability to invest in any size company, as well as foreign companies. Generally, we begin to sell stocks when their prices reach our predetermined targets. A key objective of this discipline is to have logic, not emotion, drive the process. We also sell stocks when we see indications of potentially deteriorating fundamentals or signs of slowing earnings growth. We rely on independent and rigorous research to guide our stock selection. We use both fundamental and quantitative measures. Throughout, we actively leverage Scudder Kemper Investments' extensive research and analytical capabilities.

Q MICROSOFT HAS BEEN A TOPIC OF MUCH DISCUSSION THIS YEAR AND REMAINED A TOP HOLDING IN THE PORTFOLIO DURING THE ANNUAL PERIOD. WHAT IS YOUR OUTLOOK ON THIS ISSUE?

A The worst of Microsoft's legal troubles may be behind it. However, the stock has been a disappointment, and its drop in price had a negative effect on fund performance. The litigation created anxiety among investors, and we saw that anxiety reflected in the volatility of the company's short-term stock price. We had hoped that the legal proceedings would not be a major issue and looked forward to a resolution with the government. When that didn't come, the stock reacted adversely. But as the legal troubles have begun to fade, the price has rebounded somewhat.

Our fundamental analysis of Microsoft's business prospects shows that the company and its technology-sector peers are well positioned to expand sales and earnings in the coming months. Given this outlook, we have not changed our holdings during the sell-off, content that we are well positioned in Microsoft and its tech-sector peers.

Q  HOW IS KEMPER TOTAL RETURN FUND INVESTING IN OTHER AREAS OF TECHNOLOGY?

A The portfolio is diversified across a variety of tech subsectors, such as computer hardware and software services. While Internet companies, up until March and April, had been some of the most dynamic market performers, we had exposure to this subsector only by investing in more established companies that provide goods and services that make the Internet work. Companies such as Oracle and Sun Microsystems rallied alongside the Internet frenzy but carried less risk due to their diverse businesses, long-term track records and strong fundamentals. So, when the market corrected in March, these more conservative, established names generally proved more resilient than many of the unproven, Internet-focused start-ups. This is one reason the fund has not been investing directly in the "dot-com" stocks. However, we do believe that the portfolio is well positioned to participate in the still-growing technology sector.

Another way we are participating is through investments in companies that are using the Internet to build their market share and increase profit potential. More and more established companies are embracing the Internet business model. We're watching companies closely, placing a premium on companies that have the "first move" advantage when it comes to exploiting the opportunities of electronic commerce. Although tech is off from its high earlier in the year, the long-term outlook for these types of established, well-managed companies remains positive.

One tech subsector that has shown such signs of resiliency lately is semiconductors, where equipment manufacturers helped support the fund's performance. These firms produce the equipment needed to manufacture chips, as well as the chips themselves, which are the building blocks for cellular and wireless telecommunications, computers, calculators and a host of other goods. In this subsector, Intel, Applied Materials and Teradyne were all huge winners. And semiconductor demand continues to grow on a global basis. Despite its recent downturn, the fund's best-performing sector during the annual period was still technology. Therefore, we are maintaining our slight overweight position relative to the S&P 500 benchmark.

Q  WHAT WORKED FOR KEMPER TOTAL RETURN FUND DURING THIS PERIOD?

A Besides the previously mentioned technology issues, we found strength in other select stocks. But it was challenging because, like technology, market weakness was broad, and positive-performing issues were difficult to find.

The energy sector contributed notable returns to the fund. The big integrated oil companies, such as Exxon Mobil, have seen good performance as of late. But the real story has been in oil services, specifically drilling and exploration companies. The fund's position in these types of oil service stocks benefited from higher-than-usual oil prices as companies increased their budgets to search for oil. We anticipate that these higher oil prices will be maintained, and that should continue to help boost returns for many oil-related stocks.

Health care is an area we continue to examine closely. We have had exposure in both the large-cap pharmaceuticals and rapidly growing specialty pharmaceuticals, as well as the fastest growing companies in health care -- the biotech sector. We saw some price appreciation here as investors, concerned about technology valuations, made a defensive shift into large-cap pharmaceutical issues with consistent earnings. We still like the long-term outlook for this sector and continue to seek out opportunities in companies with acceptable valuations.

Q  WHAT WERE SOME AREAS THAT DID NOT PERFORM AS WELL AS ANTICIPATED?

A In addition to the weaknesses in banks and some specific technology companies, areas such as retail and media did not perform as well as we had anticipated. We remain optimistic about retail companies, although many big names here such as Home Depot and WalMart underperformed during the period amid concerns of an economic slowdown. We believe this underperformance is just a temporary situation. Looking ahead, we see demographics continuing to favor growth in the labor force, which would create more income and likely result in increased consumer discretionary spending. This would, of course, be positive for retail stocks.

Media holdings were solid performers for the fund during much of the annual period but were recently hurt due to mergers within the industry, as well as the loss of advertising revenue from the coffers of Internet start-ups that folded.

Q  WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A There are still attractive issues in the market. Some of these names are in technology, where valuations have come down to more reasonable levels and growth rates still look very good. But we need to keep an especially close eye on tech as market volatility continues. The fundamentals appear to be in place for a positive market cycle: inflation is in check, the Fed appears to be finished raising rates, and although the economy has slowed, it is still strong overall. We believe this economic slowdown has been fundamentally sound and good for the market as a whole. But if the slowdown turns into a recession, that would not be good for stocks. Regardless of market direction, we feel that because of the portfolio's stock/bond mix, the fund is well positioned to take advantage of continuing volatility.

TERMS TO KNOW

BENCHMARK A point of comparison for gauging relative performance. A fund's benchmark may be the overall stock market, an index or a peer-group average. To use a given benchmark effectively, it's essential to consider any differences between the benchmark and the fund.

CONSUMER STAPLE Consumer staple companies produce nondurable goods or services that tend to be consumed or replaced within a relatively short period of time. Due to the steadier demand for consumer nondurables, stocks in this sector are often considered more defensive in nature than other stocks.

CYCLICAL STOCK Cyclical stocks carry a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly; in decelerating economies, they tend to decline quickly. Cyclical industries include industrial machinery, paper and forestry, automobiles and construction.

GROWTH STOCK A stock in a company that is expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because growth stocks are typically in demand, they tend to carry relatively high price tags and also can be volatile, based on changing perceptions of the companies' growth.

PRICE-TO-EARNINGS RATIO (P/E) The P/E ratio indicates how much investors are paying for a company's earning power. The higher the P/E, the more investors are paying and the more earnings growth they are expecting.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)



                                                          LIFE OF
                                   1-YEAR 5-YEAR  10-YEAR FUND
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS A   0.42%  12.39%  13.09%  11.80% (since 3/2/64)
 ................................................................................
KEMPER TOTAL RETURN FUND CLASS B   2.58   12.53   n/a     12.46  (since 5/31/94)
 ................................................................................
KEMPER TOTAL RETURN FUND CLASS C   5.63   12.70   n/a     12.55  (since 5/31/94)
 ................................................................................


KEMPER TOTAL RETURN FUND CLASS A Growth of an assumed $10,000 investment in Class A shares from 12/31/72 to 10/31/00

[LINE GRAPH]

                                                               LEHMAN BROTHERS
              KEMPER TOTAL RETURN    STANDARD & POOR'S 500    GOVERNMENT/CREDIT
                 FUND CLASS A1           STOCK INDEX+              INDEX++
              -------------------    ---------------------    -----------------

12/31/72             9416.00                10000.00               10000.00
                     8553.00                 8263.00               10228.00
                     7117.00                 5808.00               10245.00
                     9641.00                 7640.00               11505.00
                    13042.00                 9103.00               13298.00
                    13689.00                 8056.00               13695.00
                    15172.00                 8141.00               13857.00
                    19959.00                 9144.00               14176.00
                    28219.00                11500.00               14610.00
12/31/81            28308.00                10381.00               15670.00
                    34772.00                11914.00               20543.00
                    41737.00                13971.00               22185.00
                    41273.00                14167.00               25517.00
                    53023.00                17898.00               30953.00
                    62404.00                20514.00               35788.00
                    60882.00                20930.00               36609.00
                    66218.00                23526.00               39384.00
12/31/89            79353.00                29936.00               44991.00
                    82610.00                27973.00               48717.00
                   115783.00                35332.00               56573.00
                   118669.00                36909.00               60862.00
                   132420.00                39513.00               67576.00
                   120270.00                38905.00               65205.00
                   151301.00                52175.00               77752.00
                   175882.00                62748.00               80009.00
                   209548.00                82205.00               87816.00
                   242896.00               104128.00               96148.00
                   278353.00               124460.00               94069.00
10/31/00           280269.00               121085.00              101438.00


KEMPER TOTAL RETURN FUND CLASS B Growth of an assumed $10,000 investment in Class B shares from 05/31/94 to 10/31/00
[LINE GRAPH]

                                                                LEHMAN BROTHERS
               KEMPER TOTAL RETURN   STANDARD & POOR'S 500     GOVERNMENT/CREDIT
                  FUND CLASS B1          STOCK INDEX+              INDEX++
               -------------------   ---------------------     ----------------

5/31/94             10000.00               10000.00               10000.00
                     9556.00                9732.00                9977.00
                     9850.00               10136.00               10026.00
                     9644.00               10061.00               10063.00
                    10282.00               10968.00               10564.00
                    11060.00               11933.00               11250.00
                    11606.00               12802.00               11465.00
                    12011.00               13492.00               11999.00
3/31/96             12241.00               14140.00               11718.00
                    12600.00               14691.00               11774.00
                    13188.00               15057.00               11981.00
                    13847.00               16227.00               12347.00
                    13715.00               16585.00               12241.00
                    15460.00               19390.00               12685.00
                    16338.00               20751.00               13130.00
                    16333.00               21258.00               13552.00
                    17814.00               24135.00               13758.00
                    18021.00               24838.00               14109.00
9/30/98             16774.00               22278.00               14820.00
                    18731.00               26927.00               14838.00
                    19264.00               28179.00               14661.00
                    20149.00               30070.00               14501.00
                    19270.00               28099.00               14577.00
                    21271.00               32185.00               14517.00
                    21572.00               32828.00               14906.00
                    21258.00               31864.00               15122.00
                    21451.00               31468.00               15556.00
10/31/00            21264.00               31312.00               15654.00


KEMPER TOTAL RETURN FUND CLASS C Growth of an assumed $10,000 investment in Class C shares from 05/31/94 to 10/31/00
[LINE GRAPH]

                                                                LEHMAN BROTHERS
                KEMPER TOTAL RETURN    STANDARD & POOR'S 500   GOVERNMENT/CREDIT
                  FUND CLASS C1           STOCK INDEX+              INDEX++
                ------------------    ---------------------    -----------------

5/31/94             10000.00                10000.00                10000.00
                     9567.00                 9732.00                 9977.00
                     9851.00                10136.00                10026.00
                     9646.00                10061.00                10063.00
                    10286.00                10968.00                10564.00
                    11079.00                11933.00                11250.00
                    11640.00                12802.00                11465.00
                    12052.00                13492.00                11999.00
3/31/96             12274.00                14140.00                11718.00
                    12638.00                14691.00                11774.00
                    13230.00                15057.00                11981.00
                    13894.00                16227.00                12347.00
                    13763.00                16585.00                12241.00
                    15515.00                19390.00                12685.00
                    16398.00                20751.00                13130.00
                    16394.00                21258.00                13552.00
                    17882.00                24135.00                13758.00
                    18096.00                24838.00                14109.00
9/30/98             16867.00                22278.00                14820.00
                    18819.00                26927.00                14838.00
                    19350.00                28179.00                14661.00
                    20238.00                30070.00                14501.00
                    19372.00                28099.00                14577.00
                    21375.00                32185.00                14517.00
                    21684.00                32828.00                14906.00
                    21395.00                31864.00                15122.00
                    21576.00                31468.00                15556.00
10/31/00            21368.00                31312.00                15654.00


  PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.75%. FOR CLASS B SHARES,  THE
  MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) IS 4%. CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. WHEN REVIEWING THE PERFORMANCE CHART, PLEASE NOTE THAT THE INCEPTION DATE FOR THE LEHMAN BROTHERS GOVERNMENT/ CREDIT BOND INDEX IS DECEMBER 31, 1972. AS A RESULT, WE ARE UNABLE TO ILLUSTRATE THE LIFE-OF-FUND PERFORMANCE (SINCE MARCH 2, 1964) FOR KEMPER TOTAL RETURN FUND CLASS A SHARES. IN COMPARING THE KEMPER TOTAL RETURN FUND WITH THE INDICES, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

 + THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS
    WIESENBERGER(R).

++ THE LEHMAN BROTHERS GOVERNMENT/ CREDIT BOND INDEX IS AN UNMANAGED INDEX COMPRISING INTERMEDIATE-AND LONG-TERM GOVERNMENT AND INVESTMENT-GRADE CORPORATE DEBT SECURITIES. SOURCE IS WIESENBERGER(R).

                                     PART B

                            KEMPER TOTAL RETURN FUND
                   -----------------------------------------

                       Statement of Additional Information

                                 March [ ], 2001

                   ------------------------------------------

Acquisition of the Assets of   By and in Exchange for Shares of
Kemper Horizon 5,              Kemper Total Return Fund (the "Acquiring Trust"),
Kemper Horizon 10+, and        222 South Riverside Plaza
Kemper Horizon 20+,            Chicago, IL 60606
each a series of
Kemper Horizon Fund
222 South Riverside Plaza
Chicago, IL 60606

         This Statement of Additional Information is available to the shareholders of Kemper Total Return Fund in connection with a proposed transaction whereby Kemper Total Return Fund will acquire all or substantially all of the assets and all of the liabilities of Kemper Horizon Fund in exchange for shares of the Acquiring Fund (the "Reorganization").

         This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Kemper Total Return Fund's statement of additional information dated February 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on November 30, 2000 (File No. 811-1236) and is incorporated by reference herein.

2. Kemper Total Return Fund's annual report to shareholders for the fiscal year ended October 31, 2000, which was previously filed with the Commission via EDGAR on December 28, 2000 (File No. 811-1236) and is incorporated by reference herein.

3. Kemper Horizon Fund's prospectus dated December 1, 2000, which was previously filed with the Commission via EDGAR on November 30, 2000 (File No. 811-7365) and is incorporated by reference herein.

4. Kemper Horizon Fund's statement of additional information dated December 1, 2000, which was previously filed with the Commission via EDGAR on November 30, 2000 (File No. 811-7365) and is incorporated by reference herein.

5. Kemper Horizon Fund's annual report to shareholders for the fiscal year ended July 31, 2000, which was previously filed with the Commission via EDGAR on September 27, 2000 (File No. 811-7365) and is incorporated by reference herein.

         This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March [ ], 2001 relating to the Reorganization may be obtained by writing Kemper Total Return Fund at 222 South Riverside Drive, Chicago, IL 60606 or by calling [ ] at 1-800-[ ]. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                            PART C. OTHER INFORMATION

Item 15. Indemnification.

                  Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 23(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will governed by the final adjudication of such issue.

                  On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 16.  Exhibits.

          (1)   (a)(1)     Amended and Restated  Agreement  and  Declaration  of
                           Trust.  (Incorporated by reference to  Post-Effective
                           Amendment   No.  49  to   Registrant's   Registration
                           Statement on Form N-1A which was filed on January 30, 1996.)

                (a)(2) Text of Share Certificate. (Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A which was filed on January 30, 1996.)

                (a)(3) Written Instrument Establishing and Designating Separate Classes of Shares. (Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A which was filed on January 30, 1996.)

                (a)(4) Amended and Restated Written Instrument Establishing and Designating Separate Classes of Shares. (Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A which was filed on December 24, 1996.)

          (2)   (b)(1)     By laws. (Incorporated by reference to Post-Effective
                           Amendment   No.  49  to   Registrant's   Registration
                           Statement on Form N-1A which was filed on January 30, 1996.)

          (3)              Inapplicable.

                           Form  of  Agreement  and  Plan of  Reorganization  is
          (4) incorporated by reference to Exhibit A to Part A of the Registrant's Registration Statement on Form N-14 filed with the Securities and Exchange Commission on December 6, 2000.

          (5)              Inapplicable.

          (6)   (d)(1)     Investment   Advisory   Contract  (IMA)  between  the
                           Registrant,  on behalf of Kemper  Total  Return Fund,
                           and Scudder Kemper Investments,  Inc. dated September
                           7,   1998   is    incorporated    by   reference   to
                           Post-Effective   Amendment  No.  52  to  Registrant's
                           Registration Statement on Form N-1A which was filed on December 3, 1998).

          (7)   (e)(1)     Underwriting  and  Distribution   Services  Agreement
                           between  the  Registrant,  on behalf of Kemper  Total
                           Return  Fund,  and Kemper  Distributors,  Inc.  dated
                           October  1,  1999 is  incorporated  by  reference  to
                           Post-Effective   Amendment  No.  52  to  Registrant's
                           Registration Statement on Form N-1A which was filed on December 3, 1998).

          (8)              Inapplicable.

          (9)   (g)(1)     Custodian Agreement between the Registrant, on behalf
                           of Kemper Total Return Fund, and Investors  Fiduciary
                           Trust  Company  is   incorporated   by  reference  to
                           Post-Effective   Amendment  No.  49  to  Registrant's
                           Registration Statement on Form N-1A which was filed on January 30, 1996).

                (g)(2) Foreign Custody Agreement between the Registrant, on behalf of Kemper Total Return Fund, and The Chase Manhattan Bank. (Incorporated by reference to Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A which was filed on January 30, 1996.)

          (10)  (m)(1)     Rule 12b-1 Plan  between  Kemper  Total  Return  Fund
                           (Class B Shares) and Kemper Distributors,  Inc. dated
                           August  1,  1998.   (Incorporated   by  reference  to
                           Post-Effective  Amendment No. 52 to the  Registrant's
                           Registration Statement on Form N-1A which was filed on December 3, 1998.)

                (m)(2) Rule 12b-1 Plan between Kemper Total Return Fund (Class C Shares) and Kemper Distributors, Inc. dated August 1, 1998. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A which was filed on December 3, 1998.)

                (m)(3) Rule 18f-3 Plan. (Incorporated by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A which was filed on December 24, 1996.)

          (11) Opinion and Consent of Dechert is incorporated by reference to Exhibit 11 to the Registrant's Registration Statement on Form N-14 filed with the Securities and Exchange Commission on December 6, 2000.

          (12) Opinion and Consent of Willkie Farr & Gallagher is to be filed by post-effective amendment.

          (13)  (h)(1)     Agency  Agreement.   (Incorporated  by  reference  to
                           Post-Effective   Amendment  No.  49  to  Registrant's
                           Registration Statement on Form N-1A which was filed on January 30, 1996.)

                (h)(2) Administrative Services Agreement between the Registrant and Kemper Distributors, Inc. dated April 1, 1997. (Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A which was filed on January 27, 1998.)

                (h)(3) Supplement to Agency Agreement between Registrant and Investors Fiduciary Trust Company dated June 1, 1997. (Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A which was filed on January 27, 1998.)

                (h)(4) Fund Accounting Agreement between Kemper Total Return Fund and Scudder Fund Accounting Corporation dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A which was filed on January 27, 1998.)

          (14)             Consent of Independent Auditors is filed herein.

          (15)             Inapplicable.

          (16)             Powers of Attorney are  incorporated  by reference to
                           Exhibit 16 to the Registrant's Registration Statement on Form N-14 filed with the Securities and Exchange Commission on December 6, 2000.

          (17) Form of Proxy is incorporated by reference to Exhibit 17 to the Registrant's Registration Statement on Form N-14 filed with the Securities and Exchange Commission on December 6, 2000.

Item 17.  Undertakings.

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for C-8 350 reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Kemper Total Return Fund certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and Kemper Total Return Fund has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 10th day of January, 2001.

                                          KEMPER TOTAL RETURN FUND



                                          /s/ Mark S. Casady
                                          By:
                                          Title:    President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

       SIGNATURE                       TITLE                         DATE

/s/ Mark S. Casady                   President                 January 10, 2001
Mark S. Casady

/s/ John W. Ballantine*               Trustee                  January 10, 2001
John W. Ballantine

/s/ Lewis A. Burnham*                 Trustee                  January 10, 2001
Lewis A. Burnham

/s/ Linda C. Coughlin*                Trustee                  January 10, 2001
Linda C. Coughlin

/s/ Donald L. Dunaway*                Trustee                  January 10, 2001
Donald L. Dunaway

/s/ Robert B. Hoffman*                Trustee                  January 10, 2001
Robert B. Hoffman

/s/ Donald R. Jones*                  Trustee                  January 10, 2001
Donald R. Jones

/s/Thomas W. Littauer*         Chairman and Trustee            January 10, 2001
Thomas W. Littauer

/s/ Shirley D. Peterson*              Trustee                  January 10, 2001
Shirley D. Peterson

/s/ William P. Sommers*               Trustee                  January 10, 2001
William P. Sommers

/s/ John R. Hebble           Treasurer (Principal Financial    January 10, 2001
John R. Hebble               and Accounting Officer)


         /s/ Caroline Pearson

*By:                                                          January 10, 2001
         Caroline Pearson, Attorney-in-fact

*Executed pursuant to powers of attorney previously filed as an exhibit to the Registrant's Registration Statement on Form N-14 filed with the Securities and Exchange Commission on December 6, 2000.